UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2024

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 6, 2024, the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notified Enveric Biosciences, Inc. (the “Company”) that based on the Staff’s review of materials submitted by the Company to Nasdaq, the Staff determined to grant the Company an extension to regain compliance with the minimum stockholders’ equity requirement of at least $2,500,000 as set forth in Nasdaq Listing Rule 5550(b)(1) for continued listing on the Nasdaq Capital Market (the “Stockholders’ Equity Requirement”).

The deficiency with respect to the Company’s compliance with the Stockholders’ Equity Requirement was disclosed in the Company’s Current Report on Form 8-K filed by the Company on November 22, 2023. In the event the Company does not regain and evidence compliance with the Stockholders’ Equity Requirement by May 20, 2024, the Staff will provide written notification to the Company that its securities may be subject to delisting. Further, if the Company fails to evidence compliance upon filing its periodic report for June 30, 2024 with the Securities and Exchange Commission and Nasdaq, the Company may be subject to delisting. At that time, the Company may appeal the Staff’s determination to a Hearings Panel.

The Company plans to regain and evidence compliance with the Stockholders’ Equity Requirement by the required deadlines.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans,”“ expects” or “does not expect,” “proposed,” “budgets,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements may include historical statements and statements regarding beliefs, plans, expectations, or intentions regarding the future and are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of various factors. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable based on information currently available, the Company cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this Current Report on Form 8-K. The parties undertake no obligation to revise or update any of the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer